UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

SAFENET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20634	52-1287752
(Commission File Number)	(IRS Employer Identification No.)

4690 Millennium Drive
Belcamp, Maryland 21017

(Address of Principal Executive Offices) (Zip Code)

(443) 327-1200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

     On December 15, 2004, SafeNet, Inc. completed the merger of Snowflake Acquisition Corp., a Minnesota corporation and wholly-owned subsidiary of SafeNet, with and into Datakey, Inc., a Minnesota corporation, pursuant to the terms and conditions of the Agreement and Plan of Merger dated September 9, 2004 by and among SafeNet, DataKey and Snowflake Acquisition Corp. As a result of the merger, Datakey has become a wholly-owned subsidiary of SafeNet and all remaining shares of Datakey common stock that were not validly tendered and purchased in the tender offer, except those shares for which appraisal rights under applicable law have been properly exercised, have been converted into the right to receive $0.65 net per share in cash.

     On December 20, 2004, SafeNet filed a Current Report on Form 8-K reporting that it had completed the acquisition of Datakey and that the financial statements and pro forma financial information required under Item 9.01 would be filed on or before March 1, 2005. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

Unaudited financial statements of Datakey, Inc. at September 30, 2004, and for the nine months ended September 30, 2004, and the notes related thereto, are attached as Exhibit 99.1 hereto.

Audited financial statements of Datakey, Inc. at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto, are attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information:

Unaudited pro forma financial information at September 30, 2004, and for the year ended December 31, 2003 and the nine months ended September 30, 2004, and the notes related thereto, is attached as Exhibit 99.3 hereto.

(c)	Exhibits:

	Exhibit 2.1	Agreement and Plan of Merger dated September 9, 2004 by and among SafeNet, Inc., Snowflake Acquisition Corp. and Datakey, Inc. (filed as an exhibit to the Schedule TO filed by SafeNet, Inc. with the Securities and Exchange Commission on September 21, 2004 and incorporated herein by reference).

	Exhibit 23.1	Consent of McGladrey & Pullen, LLP

Exhibit 99.1	Unaudited financial statements of Datakey, Inc. at September 30, 2004, and for the nine months ended September 30, 2004, and the notes related thereto.

Exhibit 99.2	Audited financial statements of Datakey, Inc. at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.

Exhibit 99.3	Unaudited pro forma financial information at September 30, 2004, and for the year ended December 31, 2003 and the nine months ended September 30, 2004, and the notes related thereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

SAFENET, INC.

	By:	/s/ Anthony A. Caputo

Anthony A. Caputo
Chairman and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SAFENET, INC.
EXHIBIT INDEX TO FORM 8-K/A

EXHIBIT NO.	ITEM

2.1	Agreement and Plan of Merger dated September 9, 2004 by and among SafeNet, Inc., Snowflake Acquisition Corp. and Datakey, Inc. (filed as an exhibit to the Schedule TO filed by SafeNet, Inc. with the Securities and Exchange Commission on September 21, 2004 and incorporated herein by reference).

23.1	Consent of McGladrey & Pullen, LLP

99.1	Unaudited financial statements of Datakey, Inc. at September 30, 2004, and for the nine months ended September 30, 2004, and the notes related thereto.

99.2	Audited financial statements of Datakey, Inc. at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto

99.3	Unaudited pro forma financial information at September 30, 2004, and for the year ended December 31, 2003 and the nine months ended September 30, 2004, and the notes related thereto.

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